Dated: ___________ , 2001


                                AMENDED EXHIBIT A
                        TO THE CUSTODY AGREEMENT BETWEEN
                CAPSTONE SOCIAL ETHICS AND RELIGIOUS VALUES FUNDS
                            AND THE FIFTH THIRD BANK

                                 MAY ____, 2001


         Name of Fund                                         Date

         Short Term Bond Fund                                 October 1, 1998
         Bond Fund                                            October 1, 1998
         Large-Cap Equity Fund                                October 1, 1998
         Small-Cap Equity Fund                                October 1, 1998
         International Fund                                   October 1, 1998
         Money Market Fund                                    October 1, 1998
         Capital Preservation & Income
         Conservative Growth & Income
         Growth & Income





















                                     CAPSTONE SOCIAL ETHICS AND RELIGIOUS VALUES
                                     FUNDS


                                       By: _____________________________________

                                      Its:______________________________________


                                                            THE FIFTH THIRD BANK

                                      By: ______________________________________

                                    Its: _______________________________________

                                                     Dated: _____________ , 2001


                                AMENDED EXHIBIT B
                        TO THE CUSTODY AGREEMENT BETWEEN
                CAPSTONE SOCIAL ETHICS AND RELIGIOUS VALUES FUNDS
                            AND THE FIFTH THIRD BANK

                             _________________, 2001

                               AUTHORIZED PERSONS


     Set forth below are the names and specimen signatures of the persons authorized by the Company to Administer each Custody Account.


               Name                                     Signature
               ----                                     ---------


 ____________________________________       ___________________________________

_____________________________________       ___________________________________

_____________________________________       ___________________________________

_____________________________________       ___________________________________

_____________________________________       ___________________________________

_____________________________________       ___________________________________

                              SIGNATURE RESOLUTION


RESOLVED, That all of the following officers of CAPSTONE SOCIAL ETHICS AND RELIGIOUS VALUES FUNDS and any of them, namely the Chairman, President, Vice President, Secretary and Treasurer, are hereby authorized as signers for the conduct of business for an on behalf of the Funds with THE FIFTH THIRD BANK:

_____________________________    CHAIRMAN       ______________________________

_____________________________    PRESIDENT      ______________________________

_____________________________    VICE PRESIDENT ______________________________

_____________________________    VICE PRESIDENT ______________________________

_____________________________    VICE PRESIDENT ______________________________

_____________________________    VICE PRESIDENT ______________________________

_____________________________    TREASURER      ______________________________

_____________________________    SECRETARY      ______________________________

In addition, the following Assistant Treasurer is authorized to sign on behalf of the Company for the purpose of effecting securities transactions:

_______________________  ASSISTANT TREASURER   _______________________________

The undersigned officers of CAPSTONE SOCIAL ETHICS AND RELIGIOUS VALUES FUNDS hereby certify that the foregoing is within the parameters of a Resolution adopted by the Trustees of the Trust in a meeting held ______________, ______, directing and authorizing preparation of documents and to do everything necessary to effect the Custody Agreement between CAPSTONE SOCIAL ETHICS AND RELIGIOUS VALUES FUNDS and THE FIFTH THIRD BANK.


                                   By:__________________________________________

                                  Its:__________________________________________


                                   By:__________________________________________

                                  Its:__________________________________________




612621\trust\CUSTODY AGREEMENT.MASTER

                                AMENDED EXHIBIT C
                        TO THE CUSTODY AGREEMENT BETWEEN
                CAPSTONE SOCIAL ETHICS AND RELIGIOUS VALUES FUNDS
                            AND THE FIFTH THIRD BANK

                                 MAY ____, 2001

                        MUTUAL FUND CUSTODY FEE SCHEDULE

BASIC ACCOUNT CHARGE

FUND SIZE:

Less than $25MM                                               .01%
$25MM- $99MM                                                  .0075%
$100MM- $199MM                                                .005%
Over $200MM                                                   .0025%
Minimum Annual Fee                                            $2,400.00

TRANSACTION FEES

DTC/FED Eligible Trades                                       $9.00
DTC/FED Ineligible Trades                                     $25.00
Amortized Security Trades                                     $25.00
Repurchase Agreements with Fifth Third (purchase & maturity)  No Charge
Third Party Repurchase Agreements                             $9.00
Physical Commercial Paper Trades (purchase & maturity)        $25.00
Book-Entry Commercial Paper Trades (purchase & maturity)      $9.00
Options, each transaction                                     $25.00
Amortized Security Receipts                                   $5.00

A transaction is a purchase, sale, maturity, redemption, tender, exchange, dividend reinvestment, deposit or withdrawal of a security (with the exception of Fifth Third Certificates of Deposit, Commercial Paper & Repos).

MISCELLANEOUS FEES

Wire Transfers & Check Disbursements                          $7.00
Depository/Transfer Agent Reject                              $5.00


The following Transaction Fees apply to each Capstone SERV Allocation Funds:

BASIC ACCOUNT CHARGE                                          WAIVED

TRANSACTION FEES

DTC/FED Eligible Trades                                       $9.00
DTC/FED Ineligible Trades                                     $25.00
Amortized Security Trades                                     $25.00
Repurchase Agreements with Fifth Third (purchase & maturity)  No Charge
Third Party Repurchase Agreements                             $9.00
Mutual Fund trades (SERV Funds)                               $9.00
Third Party Mutual Fund Trades                                $15.00

MISCELLANEOUS FEES

Wire Transfers & Check Disbursements                          $7.00
Depository/Transfer Agent Reject                              $5.00